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                                                                 Exhibit 10.37

                                  CYGNUS, INC.

                         COMMON STOCK PURCHASE AGREEMENT

     This Common Stock Purchase Agreement (the ``Agreement'') is entered into as of February 4, 1998, by and between Cygnus, Inc., a Delaware corporation (the ``Company'') and ____________________ (the ``Purchaser'').

     WHEREAS, the Company has filed a registration statement on Form S-3 (File No. 333-39275) (the ``Registration Statement'') with the Securities and Exchange Commission (the ``Commission''), covering debt securities and shares of its common stock, $0.001 par value per share (the ``Common Stock'' and together with the debt securities, the ``Securities''). The Securities registered pursuant to the Registration Statement may be issued in one or more series or issuances and is limited to $90 million aggregate public offering price;

     WHEREAS, on November 12, 1997, the Commission declared the Registration Statement effective;

     WHEREAS, the Purchaser wishes to purchase an aggregate of ____________ shares of Common Stock (the ``Shares'') pursuant to the Registration Statement; and

     WHEREAS, the Company has filed a Prospectus Supplement dated February 4, 1998 (the ``Prospectus Supplement'') with the Commission, reflecting the issuance and sale of the Shares to the Purchaser.

     NOW, THEREFORE, the parties hereby agree as follows:

SECTION 1.  AUTHORIZATION AND SALE OF SHARES.

     1.1 AUTHORIZATION OF SALE OF SHARES. Upon the terms and subject to the conditions of this Agreement, the Company has authorized the issuance and sale of the Shares following effectiveness of the Registration Statement.

     1.2 SALE OF SHARES. At the Closing (as defined in Section 2.1), the Company will sell and issue to the Purchaser, and the Purchaser will purchase and acquire from the Company, upon the terms and subject to the conditions hereinafter set forth, the Shares at a purchase price of $15.25 per share (the ``Purchase Price'').

SECTION 2.  CLOSING; DELIVERY.

     2.1 CLOSING DATE. The closing (the ``Closing'') of the purchase and sale of the Shares hereunder shall take place at the offices of Brobeck, Phleger & Harrison LLP, 2200 Geng Road, Two Embarcadero Place, Palo Alto, California at 9:00 a.m., California time, on February 4, 1998, or at such other time and place as the Company and the Purchaser may agree (the ``Closing Date'').


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     2.2  DELIVERY.  At the Closing, the Company will deliver to the
Purchaser certificates evidencing the Shares, and, the Purchaser will deliver the aggregate Purchase Price for the Shares to the Company by wire transfer to an account designated in writing by the Company.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to each Purchaser as follows:

     3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, and the Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the Company.

     3.2 AUTHORIZATION. The Company has full power and authority (corporate and otherwise) to enter into this Agreement and to perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable against the Company in accordance with its terms, except as rights may be limited by applicable laws or equitable principles and except as enforcement hereof may be limited to applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and the performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including, without limitation, the issuance and sale of the Shares, and the issuance of the Conversion Shares upon conversion of the Shares, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any material lease, contract or other agreement or instrument to which the Company is a party or by which its properties are bound, (b) the Certificate of Incorporation or Bylaws of the Company, or (c) to the Company's knowledge, any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body binding upon the Company. No consent, approval, authorization, order, designation or filing by or with any court or regulatory, administrative or other government agency or body is required for the consummation by the Company of the transactions herein contemplated, except such as may be required under the Securities Act of 1933, as amended (the ``Act''), and state securities laws.

     3.3 CAPITALIZATION. The authorized capital stock of the Company consists of 30,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, $0.001 par value per share. The outstanding shares of Common Stock, as set forth in the Prospectus Supplement are validly issued, fully paid and non-assessable. As of the date of this Agreement, no shares of the Company's preferred stock are outstanding.


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     3.4  VALID ISSUANCE.  The Shares have been duly authorized for issuance and, when issued and delivered to the Purchaser by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable.

     3.5 NO CHANGES. Subsequent to the respective dates as of which information is given in the Prospectus Supplement, there has not been (a) any material adverse change, or any development which, in the Company's reasonable judgment, is likely to cause a material adverse change, in the business, properties or assets described or referred to in the Prospectus Supplement, or the results of operations, condition (financial or otherwise), business or operations of the Company, (b) any transaction which is material to the Company, except transactions in the ordinary course of business, (c) any obligation, direct or contingent, which is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business, (d) any material change in the capital stock or outstanding indebtedness of the Company, or (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

     3.6  NASDAQ NATIONAL MARKET.  The Common Stock is registered pursuant to
Section 12(g) of the Securities Exchange Act of 1934, as amended (the ``Exchange Act''), and is listed on the Nasdaq National Market. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the (commission or the National Association of Securities Dealers, Inc. is contemplating any termination of such registration or listing.

     3.7 EFFECTIVE REGISTRATION STATEMENT. The Registration Statement has been declared effective by the Commission, and the Company has not received, and has no notice of, any order of the Commission preventing or suspending the effectiveness of the Registration Statement or any proceedings instituted for that purpose.

     3.8 FILING OF THE PROSPECTUS SUPPLEMENT. The Prospectus Supplement has been filed with the Commission reflecting the issuance and sale of the Shares to the Purchaser.

     3.9 SECURITIES ACT COMPLIANCE. The Registration Statement, as of its effective date, and the Prospectus Supplement, as of their respective dates, complied as to form in all material respects with the requirements of the Act and the published rules and regulations of the Commission thereunder. As of its effective date, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.


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SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

     4.1 AUTHORIZATION. The Purchaser hereby represents and warrants to the Company that this Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as may be limited by applicable laws or equitable principles and except as enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

     4.2 DOCUMENTS AND INFORMATION. The Purchaser has received the Registration Statement and the Prospectus Supplement, including the documents incorporated by reference therein (but excluding certain exhibits thereto), and has had an opportunity to review and to ask questions of the Company regarding the Registration Statement and the Prospectus Supplement.

SECTION 5.  CONDITIONS TO CLOSING OF PURCHASER.

     The Purchaser's obligation to purchase the Shares at the Closing is subject to fulfillment or waiver as of the Closing Date of the following conditions:

     5.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of such date.

     5.2 CONDITIONS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

     5.3 EFFECTIVE REGISTRATION STATEMENT. The Registration Statement shall continue to be effective, and no stop order suspending the effectiveness thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company, threatened, by the Commission.

     5.4 FILING OF THE PROSPECTUS SUPPLEMENT. The Prospectus Supplement has been filed with the Commission reflecting the issuance and sale of the Shares to the Purchaser.

SECTION 6.  CONDITIONS TO CLOSING OF COMPANY.

     The Company's obligation to sell and issue the Shares at the Closing is subject to the fulfillment or waiver as of the Closing date of the following conditions:

     6.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties


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made by each Purchaser in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of such date.

     6.2 CONDITIONS. All covenants, agreements and conditions contained in the Agreement to be performed by the Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

     6.3 EFFECTIVE REGISTRATION STATEMENT. The Registration Statement shall continue to be effective, and no stop order suspending the effectiveness thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company, threatened, by the Commission.

     6.4 FILING OF THE PROSPECTUS SUPPLEMENT. The Prospectus Supplement has been filed with the Commission reflecting the issuance and sale of the Shares to the Purchaser.

SECTION 7.  MISCELLANEOUS.

     7.1 WAIVER AND AMENDMENTS. The terms of this Agreement may be waived or amended only upon the written consent of the Company and the Purchaser. The failure by any party at any time to enforce or to require the performance of any provision of this Agreement shall in no way be construed to be a waiver of any such provision and shall not affect the rights of such party hereunder thereafter to enforce or require the performance of such provision in accordance with the terms of this Agreement.

     7.2 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California, without regard to the conflict of laws rules thereof.

     7.3 SUCCESSORS AND ASSIGNS. This Agreement may not be assigned by a Purchaser without the written consent of the Company.

     7.4 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof.

     7.5 NOTICES. Any notice or other communication required or permitted under this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or facsimile, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party's address as set forth below or on EXHIBIT A attached hereto, or as subsequently modified by written notice, and, if to the Company, to Cygnus, Inc. 400 Penobscot Drive, Redwood City, CA, 94063, Attn: Mr. Craig Carlson, Senior V.P, Finance (facsimile 650/599-2503), with a copy to Brobeck, Phleger & Harrison LLP, 2200 Geng Road, Two Embarcadero Place, Palo Alto, CA, 94303, Attn.: Thomas A. Bevilacqua, Esq. (facsimile: 650/496-2885).


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     7.6  TITLES AND SUBTITLES.  The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

     7.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     7.8 FURTHER ASSURANCES. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     7.9 EXPENSES. The Company and each Purchaser shall bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby, including, without limitation, fees and expenses of legal counsel.

     7.10 SURVIVABILITY. The respective representations and covenants of the parties hereto shall survive the Closing of the transactions contemplated hereby for a period of one (1) year following the Closing.

     7.11 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of this Agreement shall be interpreted as if such provision were so excluded, and (c) the balance of this Agreement shall be enforceable in accordance with its terms.


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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                       THE COMPANY

                                       CYGNUS, INC., a Delaware corporation


                                       By:
                                          -----------------------------------
                                          Gregory B. Lawless
                                          President and Chief Executive Officer


                                       ADDRESS:

                                       400 Penobscot Drive
                                       Redwood City, CA 94063-4719

                                       FACSIMILE:

                                       (650) 599-2519


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                          COUNTERPART SIGNATURE PAGE TO
                                  CYGNUS, INC.
                         COMMON STOCK PURCHASE AGREEMENT



                                       PURCHASER:

                                       ___________________________


                                       By:__________________________________


                                       _____________________________________
                                       Print Name of Signatory


                                       _____________________________________
                                       Title of Signatory


                                       ADDRESS:



                                       FACSIMILE:


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